Small Cap Value Fund

Portfolio of Investments, July 31, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—21.7%
	Ameris Bancorp	413,813	$20,115
	Argo Group International Holdings, Ltd.†	452,828	23,606
	Atlantic Union Bankshares Corporation	418,703	14,851
	Banc of California, Inc.	1,134,063	19,415
	Berkshire Hills Bancorp, Inc.	733,714	19,840
	Compass Diversified Holdings	740,435	18,489
	ConnectOne Bancorp, Inc.	914,028	24,039
	Dime Community Bancshares, Inc.	200,265	6,613
	Enterprise Financial Services Corporation	354,342	15,793
	First Bancorp	406,394	16,256
	First Merchants Corporation	391,774	15,957
	MGIC Investment Corporation	1,437,005	19,888
	Pacific Premier Bancorp, Inc.	529,496	20,110
	Pinnacle Financial Partners, Inc.	230,013	20,612
	PJT Partners, Inc.	304,511	23,804
*	PRA Group, Inc.	612,481	23,758
	Sandy Spring Bancorp, Inc.	390,197	16,228
	Seacoast Banking Corporation of Florida	593,080	18,024
	Simmons First National Corporation Class “A”	756,839	20,601
	Sterling Bancorp	621,480	13,492
*	Texas Capital Bancshares, Inc.	392,970	24,749
	The First Bancshares, Inc.	461,997	17,819
	Veritex Holdings, Inc.	628,514	21,087
			435,146

	Industrials—20.8%
	ABM Industries, Inc.	365,483	16,991
	Albany International Corporation	212,823	18,377
	Astec Industries, Inc.	234,644	14,386
*	CBIZ, Inc.	700,070	22,640
	Deluxe Corporation	531,989	23,354
*	Dycom Industries, Inc.	222,556	15,445
	Enerpac Tool Group Corporation	370,590	9,513
	GrafTech International, Ltd.	1,640,509	18,653
	Granite Construction, Inc.	478,512	18,385
*	Great Lakes Dredge & Dock Corporation	1,503,964	23,161
*	Harsco Corporation	926,256	18,636
	Herman Miller, Inc.	476,955	20,581
*	Hub Group, Inc. Class “A”	307,032	20,350
	ICF International, Inc.	225,934	20,689
	Kaman Corporation	383,234	16,997
*	KAR Auction Services, Inc.	1,301,721	21,452
	Marten Transport, Ltd.	939,973	14,870
	Matson, Inc.	298,057	20,006
	Mueller Water Products, Inc.	881,004	13,057
	Regal Beloit Corporation	151,302	22,276
*	SP PLUS Corporation	482,759	15,830
	Standex International Corporation	125,472	11,543
	Werner Enterprises, Inc.	427,504	19,541
			416,733

	Information Technology—14.0%
	AudioCodes, Ltd.†	340,703	11,161
	Belden, Inc.	527,567	25,851
	Benchmark Electronics, Inc.	507,609	13,401
*	Cognyte Software, Ltd.†	454,810	11,811
*	Conduent, Inc.	3,345,084	22,446
	CSG Systems International, Inc.	409,704	18,584
*	Knowles Corporation	949,026	19,019
	Kulicke & Soffa Industries, Inc.	520,080	28,272
	Methode Electronics, Inc.	528,087	25,258
*	NETGEAR, Inc.	579,548	19,850
*	NetScout Systems, Inc.	696,261	20,024
	Progress Software Corporation	503,545	22,957
*	Tower Semiconductor, Ltd.†	828,272	23,067
*	Verint Systems, Inc.	454,720	19,403
			281,104

	Consumer Discretionary—12.2%
	Cracker Barrel Old Country Store, Inc.	136,022	18,523
*	Designer Brands, Inc. Class “A”	1,751,627	25,521
*	El Pollo Loco Holdings, Inc.	800,117	14,890
	Group 1 Automotive, Inc.	115,862	20,130
	Oxford Industries, Inc.	319,644	27,787
	Standard Motor Products, Inc.	516,925	21,587
*	Taylor Morrison Home Corporation	828,719	22,226
*	Tri Pointe Homes, Inc.	1,408,910	33,983
*	Universal Electronics, Inc.	332,563	15,544
*	Urban Outfitters, Inc.	623,986	23,200
	Winnebago Industries, Inc.	307,287	22,085
			245,476

	Real Estate—7.5%
	Brandywine Realty Trust	1,009,373	14,091
	CatchMark Timber Trust, Inc.	1,264,031	14,776
	Empire State Realty Trust, Inc.	1,270,259	14,519
	Four Corners Property Trust, Inc.	566,626	16,268
	Kite Realty Group Trust	1,225,748	24,711
	Pebblebrook Hotel Trust	479,852	10,792
	Physicians Realty Trust	852,606	16,157
	Retail Opportunity Investments Corporation	421,449	7,447
*	Sunstone Hotel Investors, Inc.	811,428	9,364
	UMH Properties, Inc.	914,180	21,282
			149,407

	Health Care—5.9%
*	ANI Pharmaceuticals, Inc.	179,797	6,101
*	Hanger, Inc.	441,331	10,830
*	Integer Holdings Corporation	102,631	10,047
*	Lantheus Holdings, Inc.	1,297,647	33,959
*	ModivCare, Inc.	130,448	22,176
*	NuVasive, Inc.	254,124	16,251
	The Ensign Group, Inc.	214,325	18,233
			117,597

See accompanying Notes to Portfolio of Investments.

Small Cap Value Fund

Portfolio of Investments, July 31, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Materials—5.4%
	Greif, Inc. Class “A”	379,588	$23,011
	Kaiser Aluminum Corporation	60,780	7,396
	Materion Corporation	280,431	20,011
	Minerals Technologies, Inc.	283,031	22,705
	Myers Industries, Inc.	604,918	12,812
*	Orion Engineered Carbons S.A.†	1,200,141	21,698
			107,633

	Consumer Staples—4.1%
	Cal-Maine Foods, Inc.	526,325	18,364
*	Garden & Pet Co.	389,571	16,872
	Edgewell Personal Care Co.	493,994	20,293
*	Landec Corporation	195,741	2,142
	Spectrum Brands Holdings, Inc.	57,265	5,002
*	TreeHouse Foods, Inc.	464,691	20,632
			83,305

	Energy—3.2%
*	Dril-Quip, Inc.	491,161	14,037
*	Earthstone Energy, Inc.	836,000	8,218
*	Frank’s International N.V.†	3,257,044	8,957
	Matador Resources Co.	1,051,430	32,489
			63,701

	Communication Services—2.3%
	John Wiley & Sons, Inc.	455,046	26,747
	Telephone and Data Systems, Inc.	841,243	18,802
			45,549

	Utilities—1.8%
	NorthWestern Corporation	303,155	18,793
	Spire, Inc.	234,058	16,606
			35,399

	Total Common Stocks—98.9% (cost $1,546,815)		1,981,050

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 7/30/21, due 8/2/21, repurchase price $21,389, collateralized by U.S. Treasury Bond, 1.875%—2.375%, due 2/15/41—11/15/49, valued at $21,817	$21,389	21,389

	Total Repurchase Agreement—1.1% (cost $21,389)		21,389

	Total Investments—100.0% (cost $1,568,204)		2,002,439

	Cash and other assets, less liabilities—0.0%		291

	Net assets—100.0%		$2,002,730

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments

(1) Significant Accounting Policies

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end management investment company. As of July 31, 2021, the Trust had the following twenty funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	International Equity Funds	Fixed Income Funds
Growth	International Leaders	Bond
Large Cap Growth	International Growth	Income
Mid Cap Growth	Institutional International Growth	Low Duration
Small-Mid Cap Core	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Leaders	Emerging Markets Debt Fund
Small Cap Growth	Emerging Markets Growth	Emerging Markets Debt[1]
Small Cap Value	Emerging Markets Small Cap Growth
Multi-Asset and Alternative Fund
Global Equity Fund		Macro Allocation
Global Leaders

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark through investments in hard currency denominated debt issued in emerging market countries.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

1	Effective May 25, 2021 (Commencement of Operations).

Notes to Portfolio of Investments

(b) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. William Blair Investment Management, LLC (“the Adviser”) monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(c) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(d) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(2) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of July 31, 2021, fair valuation estimates for foreign equity securities were not obtained.

Notes to Portfolio of Investments

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

Notes to Portfolio of Investments

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities, non-U.S. bonds and commercial paper are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

As of July 31, 2021, the value of investments in securities, segregated by their hierarchical input levels used in determining fair value and by security class, are shown below (in thousands).

Investments in securities	Small Cap Value
Level 1—Quoted prices
Common Stocks	$1,981,050
Level 2—Other significant observable inputs
Repurchase Agreements	21,389
Level 3—Significant unobservable inputs
None	—
Total investments in securities	$2,002,439

See Portfolio of Investments for Sector Classification.